                   SUPPLEMENT TO THE COMMON CLASS PROSPECTUS

                        WARBURG PINCUS CASH RESERVE FUND
                    WARBURG PINCUS NEW YORK TAX EXEMPT FUND

The following supersedes contrary information in the section in the funds' Common Class Prospectus entitled "Other Information -- About the Distributor".

Effective January 3, 2000, Provident Distributors, Inc., located at Four Falls Corporate Center, West Conshohocken, PA 19428-2961, became the funds' distributor, and is responsible for making the funds available to you.

Dated: January 7, 2000                                            WPMMF-16-0100A